UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 13, 2002
                                                         ------------------

                         Universal Equity Partners, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


              0-32583                               23-3075816
              -------                               ----------
     (Commission File Number)            (IRS Employer Identification No.)


                  1666 NE 194 Street, N. Miami Beach, FL 33179
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (305) 733-0954
                              --------------------
               Registrant's telephone number, including area code:


     1422 Chestnut Street, Suite #410, Philadelphia, PA 19102 (215) 893-3662
     -----------------------------------------------------------------------
                   (Former name, address and telephone number)





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On March 13, 2002, (the "Engagement Date") Universal Equity Partners, Inc. (the "Company") retained Sweeney, Gates & Co., 2691 East Oakland Boulevard, Suite 302, Ft. Lauderdale, FL 34748 ("Sweeney Gates") as its auditors to replace Stan J.H. Lee, C.P.A. ("Stan J.H. Lee") to audit the books and accounts of the Company for the fiscal year ending December 31, 2001. Previously, the board of directors of the Company approved the decision to change the Company's independent accountants.

         The reports of Stan J.H. Lee on the financial statements of the Company for the period ended April 13, 2001 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle.

         In connection with the audit for the past year and through the Engagement Date, there were no disagreements with Stan J.H. Lee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stan J.H. Lee, would have caused the firm to make reference thereto in their reports on the financial statements for such period.

         From inception and through the Engagement Date, Stan J.H. Lee has not advised the Company of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K issued by the Securities and Exchange Commission). The Company has not consulted with Sweeney Gates on any matter during the past two fiscal years and through the Engagement Date. The Company has authorized Stan J.H. Lee to respond fully to any inquires of Sweeney Gates relating to their engagement as the Company's independent accountant.

         The Company has provided Stan J.H. Lee with a copy of this Report and, at the request of the Company, Stan J.H. Lee has furnished a letter addressed to the Securities and Exchange Commission in which it states that it agrees with the foregoing statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

c.       Exhibits

Exhibit No.                           Exhibit
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  16              Letter from Stan J.H. Lee on change of independent accountants




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UNIVERSAL EQUITY PARTNERS, INC.


                                             By:   /s/ George Wainer
                                                   -----------------------------
                                                   George Wainer, President

Date: March 19, 2002